UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2014

TESORO LOGISTICS LP

(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 22, 2014, Tesoro Logistics LP (the “Partnership”) issued a press release announcing the pricing of the previously announced offering by the Partnership and its wholly-owned subsidiary Tesoro Logistics Finance Corp. of $500 million aggregate principal amount of their 5.50% Senior Notes due 2019 and $800 million aggregate principal amount of their 6.25% Senior Notes due 2022 pursuant to a private placement transaction conducted under Rule 144A and Regulation S of the Securities Act of 1933, as amended. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated October 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 27, 2014

TESORO LOGISTICS LP

By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s./ Steven M. Sterin
Steven M. Sterin
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit

99.1	Press release dated October 22, 2014.